                                                                  Exhibit 10.206

[INLAND(R) LOGO]

       Inland Real Estate Acquisitions, Inc.
       2901 Butterfield Road                                           200 Waymont Court        Seven Piedmont Center
       Oak Brook, IL 60523                    501 Manatee Ave, West    Suite 126, Unit 10       Suite 102
       630-218-4948 Fax: 4935                 Holmes Beach, FL 34217   Lake Mary, FL 32746      Atlanta, GA 30305
       www.inlandgroup.com                    941-779-1000 Fax: 2000   407-688-6540 Fax: 6543   404-812-0845 Fax: 0846

                                                                  APRIL 21, 2004

Weber & Company (Seller)
Attn: John Weber Sr.
No Agent for: Lakepoint Towne Crossing, L.P., (I & II)
              Davis Towne Crossing, L.P.
              PRTC Pleasant Run Towne Crossing, L.P.
              MTC Mansfield Towne Crossing, L.P.
16000 Dallas Parkway, Suite 300
Dallas, TX 75225

Re: 4 SHOPPING CENTERS - LAKEPOINT TOWNE CENTER, LEWISVILLE, TX; DAVIS TOWNE
    CROSSING, NORTH RICHLAND HILLS, TX; PLEASANT RUN TOWNE CROSSING, CEDAR HILL, TX; AND MANSFIELD TOWNE CENTER, MANSFIELD, TX

Dear John:

     This letter represents this corporation's offer to purchase Four Shopping Centers with an aggregate 567836 net rentable square feet, situated on approximately 77.1862 acres of land, located at the addresses listed below. (See Exhibit A four pages)

     The above properties shall include all the land and buildings and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner, and all intangible rights relating to the properties.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The total AGGREGATE purchase price shall be $110,621,830.00 all cash, plus or minus prorations, WITH NO MORTGAGE CONTINGENCIES, to be paid at JUNE 15, 2004 following the acceptance of this agreement for Davis Towne Crossing and to be paid AT CLOSING 10 BUSINESS DAYS following completion of construction and all tenants having accepted their premises "as is", opened for business and commenced full rental payments, which is anticipated to be December 1, 2004 for Lakepointe Towne Crossing and September 1, 2004 for Mansfield Towne Crossing and September 1, 2004 for Pleasant Run Towne Crossing. (see Paragraphs 6, 12 and 17). Purchaser has delivered to Chicago Title $500,000 earnest money to secure this contract which shall be applied to each closing in an amount equal to $125,000.

      PROPERTY                                                                                           SIZE           PURCHASE
        NAME                            ADDRESS                    CITY           STATE      ZIP        SQ. FT.           PRICE
------------------------------------------------------------------------------------------------------------------------------------
                           Southeast Corner of Davis Blvd &    North Richland
Davis Towne Crossing       Precinct Line Road                  Hills               TX       76180        41,391        9,754,698.74

Pleasant Run Towne         Southwest Corner of Pleasant Run
Crossing                   and Highway 67                      Cedar Hill          TX       75104       225,545       41,417,811.26

Lakepoint Towne Center     715 Hebron Parkway                  Lewisville          TX       76057       193,502       39,481,379.00

                           Southwest Corner of Hwy 287 &
Mansfield Towne Center     Debbie Lane                         Mansfield           TX       76063       107,398       19,967,741.00

                                                                                                        567,836      110,621,830.00

4 WEBER AND COMPANY SHOPPING CENTERS                                 PAGE 2
APRIL 21, 2004

          Purchaser shall allocate the land, building and depreciable improvements prior to closing.

     2. THERE ARE NO REAL ESTATE BROKERAGE COMMISSIONS INVOLVED IN THIS TRANSACTION.

     3. Seller represents and warrants (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the above referenced properties are leased to the tenants described on THE ATTACHED THREE PAGE EXHIBIT B on triple net leases covering the buildings and all of the land, parking areas, reciprocal easements and REA/OEA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions.

     4. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that the properties are free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the properties are in full compliance with Federal, State, City and County ordinances, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase or extend, nor is there any contemplated condemnation of any part of the properties, nor are there any current or contemplated assessments.

     5. Seller warrants and represents (TO THE BEST OF THE SELLER'S KNOWLEDGE), that during the term of the leases the tenants and guarantors are responsible for and pay all operating expenses relating to the properties on a prorata basis, including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, all common area maintenance, parking lot and the building, etc.

          Prior to closing, Seller shall not enter into or extend any agreements without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller. Any work presently in progress on the properties shall be completed by Seller prior to closing.

     6. It is understood that the Seller, prior to closing, shall be liable and responsible at their sole cost and expense, to complete the construction of Lakepoint Towne Crossing a 193,568 square foot shopping center and Mansfield Towne Crossing a 111,898 square foot shopping center and all of the land. Upon completion of said construction, Seller shall be responsible for obtaining final unconditional occupancy permits which shall be issued from the City of Lewisville, Texas for Lakepoint Towne Crossing and from the City of Mansfield, Texas for Mansfield Towne Crossing and/or any required governmental agencies for the shopping centers. Seller shall indemnify and warrants and represents to Purchaser that Purchaser shall have no obligation whatsoever regarding the construction of the above shopping center or placing tenants into the rentable rental spaces.

          Any and all tenants and guarantors shall acknowledge in writing that they shall look solely to the Seller, but not to the purchaser and titleholder, for anything regarding the construction or improvements of the above-referenced shopping centers.

          Said construction shall be subject to Purchaser's written approval and shall be completed in total accordance with all the plans and specifications as accepted by the City of Lewisville Texas for Lakepoint Towne Crossing and by the City of Mansfield, Texas for Mansfield Towne Crossing for the shopping centers. Completion shall be deemed to have occurred

4 WEBER AND COMPANY SHOPPING CENTERS                                 PAGE 3
APRIL 21, 2004

          after the Seller delivers to Purchaser a final unconditional certificate of occupancy for each of the buildings and a certificate for the properties signed by the independent project architect and independent engineer that the construction of the shopping center has been fully completed in accordance with the plans and specifications as agreed to by the City of Lewisville, Texas for Lakepoint Towne Crossing and by the City of Mansfield, Texas for Mansfield Towne Crossing, and all applicable governmental rules, ordinances, regulations and requirements have been satisfied, and each and every tenant, guarantor or subtenant shall accept their space "as is" and take total possession, opens for business and commences full rental payments. Seller shall be solely liable for any and all "punch list" and warranty items requested by any tenant at the properties and shall also be liable for construction "call-backs".

          Seller shall indemnify and guarantee to absolutely pay any costs whatsoever to complete the construction of the above shopping center, including any costs whatsoever needed to place each of the tenants into their agreed spaces according to each tenant's lease, which leases shall be subject to Purchaser's approval.

     7. Ten (10) days prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants, guarantors, and parties to reciprocal and/or operating easement agreements, if applicable.

     8. Seller is responsible for payment of any LEASING BROKERAGE FEES or commissions which are due any leasing brokers for the existing leases stated above or for the renewal of same.

     9. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage acceptable to Purchaser for the closing.

     10. Seller shall supply to Purchaser 10 days prior to closing, and Seller shall pay for at closing, a SEPARATE certificate FOR EACH PROPERTY which must be acceptable to Purchaser from a certified hygienist for environmental concerns that there is no asbestos, PCBs, or hazardous substance in the buildings and on the properties; in other words, a Level 1 environmental audit (and Level 2 audit, if required).

     11. The above sale of the real estate shall be consummated by conveyance of a SEPARATE full warranty deed FOR EACH PROPERTY from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing, and Seller agrees to cooperate with Purchaser's lender, if any, and the money lender's escrow.

     12. The closing for shall occur through Commonwealth Land Title Company (Jim Lazar) for Pleasant Run Towne Crossing and Mansfield Towne Crossing and for Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, for Davis Towne Crossing and Lakepoint Towne Crossing. The first closing shall occur on June 15 for Davis Towne Crossing and 10 days following the completion of construction which is expected to be September 1, 2004 for Pleasant Run Towne Crossing and December 1, 2004 for Lakepoint Towne Crossing and September 1, 2004 for Mansfield Towne Crossing, at which time title to the above properties shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances, and a separate TLTA owner's title policy for each property with complete extended coverage and required endorsements, waiving off all construction, including 3.1 zoning including parking and loading docks, and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Seller, shall be issued, with all warranties and representations being true now and at closing and surviving

4 WEBER AND COMPANY SHOPPING CENTERS                                 PAGE 4
APRIL 21, 2004

          the closing, and each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent and expenses, with a proration of real estate taxes based (at Purchaser's option) on the greater of 110% of the most recent bill or latest assessment, or the estimated assessments for 2003 and 2004 using the Assessor's formula for these sales transactions, with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents.

     13. It is understood that the Seller has in its possession a separate appraisal of each of the properties prepared by an MAI or other qualified appraiser, acceptable to Purchaser or Purchaser's lender, if any, and shall deliver copies of such appraisals to Purchaser within 10 days of the acceptance of this offer and shall cause the appraiser to re-certify an appraised amount not less than the Purchase Price and re-issue said appraisals to, and in the name of, Purchaser or Purchaser's lender, all at Seller's cost.

     14. Neither Seller (Landlord) or any tenant and guarantor shall be in default on any lease or agreement at closing, nor is there any threatened or pending litigation.

     15. Seller warrants and represents that he has paid all unemployment taxes to date.

     16. Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties which Seller received from any and all contractors and sub-contractors pertaining to the properties. This offer is subject to Purchaser's satisfaction that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future.

     17. This offer is subject to the properties being 100% occupied at the time of closing (EXCEPT FOR EARNOUTS) with all tenants occupying their space, open for business, and paying full rent, including CAM, tax and insurance current, as shown on Exhibit B, C, D & E attached. In the event the properties are less than 100% occupied, than the Purchaser and Seller agree there shall be an INITIAL CLOSING. The Initial Closing will be based on the PURCHASE PRICE/EARNOUT FORMULA which shall be EQUAL TO the actual BASE MINIMUM RENT, LESS the amount, if any, by which the pass-through amount paid by any tenant is less than 100% of such tenant's proportionate share; i.e.; SLIPPAGE, DIVIDED BY A BASE RENT DIVIDER OF 7.9492% FOR LAKEPOINT TOWNE CROSSING; A BASE RENT DIVIDER OF 7.9174% FOR MANSFIELD TOWNE CROSSING; A BASE RENT DIVIDER OF 7.8894% FOR PLEASANT RUN TOWNE CROSSING; AND A BASE RENT DIVIDER OF 8.0828% FOR DAVIS TOWNE CROSSING, ALL OF WHICH BASE RENT DIVIDERS ARE BASED ON BASE RENT ONLY. However, it is anticipated that the Initial Closing for LAKEPOINT TOWNE CROSSING will be a purchase price of $25,605,171.00, which is derived by using the base minimum rent of $2,035,396.25 divided by 7.9492%; for MANSFIELD TOWNE CROSSING will be a purchase price of $16,992,958.59, which is derived by using the base minimum rent of $1,345,403.83 divided by 7.9174%; for PLEASANT RUN TOWNE CROSSING will be a purchase price of $36,820,689.00, which is derived by using the base minimum rent of $2,904,936.58 divided by 7.8894%; and for DAVIS TOWNE CROSSING will be a purchase price of $8,150,595.26, which is derived by using the base minimum rent of $658,793.00 divided by 8.0828%;

          The Seller shall have 24 MONTHS FOLLOWING THE INITIAL CLOSING to receive the balance of the potential Earnout at the EARNOUT CLOSING(S) provided they are successful in the leasing of the vacant space and each tenant shall have accepted their space "as is" and takes total possession, has opened for business and commences full rental payments, including CAM, taxes and insurance on a prorata basis. It shall be Seller's responsibility and sole cost and

4 WEBER AND COMPANY SHOPPING CENTERS                                 PAGE 5
APRIL 21, 2004

          expense for leasing out and paying all costs related to placing the tenants into their leasable space. Each Earnout Closing shall occur upon 10 business days prior written notice to Purchaser: it being expressly understood that the Sellers shall waive their right to the additional Earnout if the final Seller's notice has not been sent within 24 months after the Initial Closing date.

          It is estimated that the Earnout Closing for Lakepoint Towne Crossing space will be equal to the base minimum rent of $1,103,042.00 (less Slippage, if any) divided by a Base Rent divider of 7.9492% which equals the Earnout Price of $13,876,208.00; for Mansfield Towne Crossing space will be equal to the base minimum rent of $235,526.00 (less Slippage, if any) divided by a Base Rent divider of 7.9174% which equals the Earnout Price of $2,974,782.41; for Pleasant Run Towne Crossing space will be equal to the base minimum rent of $362,686.00 (less Slippage, if any) divided by a Base Rent divider of 7.8894% which equals the Earnout Price of $4,597,122.26; for Davis Towne Crossing space will be equal to the base minimum rent of $129,672.00 (less Slippage, if any) divided by a Base Rent divider of 8.0828% which equals the Earnout Price of $1,604,303.74;

          Seller shall be responsible on a monthly basis for all CAM, tax and insurance on a prorata basis for the space that is part of the Earnout formula until such time as the Seller perfects the income for said space, but in no event, following 24 months following the closing.

          At the Initial Closing, Seller shall place in Purchaser's escrow, cash in an amount equal to $15.00 per square foot for tenant improvements and $3.00 per square foot for leasing commissions, times the remaining vacant Earnout square feet of the properties. This escrow may be used by the Seller on a prorate basis as they continue to lease. However, with regards to any vacant space never leased, the balance of the tenant improvements and leasing commissions shall remain with Purchaser.

          Not withstanding anything to the contrary, all Earnout Closings must comply with all of the terms, requirements and conditions contained in this entire agreement.

          Not withstanding anything to the contrary, the TOTAL AGGREGATE purchase price of $110,621,830.00 is the maximum purchase price for the four properties.

     18. Fifteen (15) days prior to closing, Seller must provide the titles as stated above and a SEPARATE current Urban ALTA/ACSM spotted survey FOR EACH OF THE PROPERTIES in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities and acceptable to Purchaser and the title company.

     19. Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above properties, including all inducements, abatements, concessions or cash payments given to tenants, and for CAM, copies of the bills. Seller agrees to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including at least a one-year audit of the books and records of the

     This offer is, of course, predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA/OEA agreements, tenants' and guarantors' financial statements, sales figures, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited

4 WEBER AND COMPANY SHOPPING CENTERS                                 PAGE 6
APRIL 21, 2004

operating statements on said properties is required that qualify, comply with and can be used in a public offering.

     If this offer is acceptable, please have the Seller sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by APRIL 23, 2004.

                                                       Sincerely,

ACCEPTED: LAKEPOINTE TOWNE CROSSING, L.P. (I & II)     INLAND REAL ESTATE ACQUISITIONS, INC.

By: Lewis Development, Inc. (I&II), General Partners   or nominee


By:              /s/ John P. Weber
   -------------------------------------------------
             John P. Weber, President


Date:               4-21-04                            /s/ Matthew Tice
     -----------------------------------------------   -------------------------------------
                                                       Matthew Tice


ACCEPTED: DAVIS TOWNE CROSSING, L.P.                   /s/ G. Joseph Cosenza
                                                       G. Joseph Cosenza
                                                       Vice Chairman
By: Davis TC Development, Inc., General Partner


By:              /s/ John P. Weber
   ------------------------------------------------
             John P. Weber, President


Date:               4-21-04
     ----------------------------------------------


ACCEPTED: PRTC PLEASANT RUN TOWNE CROSSING, L.P.

By: PRTC Development, Inc., General Partner


By:              /s/ John P. Weber
   ------------------------------------------------
             John P. Weber, President


Date:               4-21-04
     ----------------------------------------------


ACCEPTED: MTC MANSFIELD TOWNE CROSSING, L.P.

By: MTC Development, Inc., General Partner


By:              /s/ John P. Weber
   ------------------------------------------------
             John P. Weber, President


Date:               4-21-04
     ----------------------------------------------

JAK

                                    EXHIBIT A

                              MANSFIELD TOWN CENTER
                              MANSFIELD, TX

                                  [FLOOR PLAN]

                                    EXHIBIT A

                             LAKEPOINT TOWNE CENTER
                             LEWISVILLE, TX

                                  [FLOOR PLAN]

                                    EXHIBIT A

                           PLEASANT RUN TOWNE CROSSING
                           CEDAR HILL, TX

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                                    Exhibit B
                            Four Waber Deals - Texas

                 DAVIS TOWNE CROSSING - NORTH RICHLAND HILLS, TX

                                                                                                       LEASE             LEASE
                                                         ANNUAL         MONTHLY     RENT            COMMENCEMENT      EXPIRATION
            TENANTS                           S.F.      BASE RENT      BASE RENT    PER SQ. FOOT        DATE             DATE
----------------------------------------------------------------------------------------------------------------------------------
Radio Shack                                   2,400      48,000.00     4,000.00        $ 20.00      September-03       August-08
Washington Mutual (Ground Lease)              4,000      84,999.96     7,083.33        $ 21.25        August-03        August-28
Lady USA Fitness                              6,000     102,000.00     8,500.00        $ 17.00       October-03       October-08
Cotton Patch Cafe                             4,400      88,000.00     7,333.33        $ 20.00       December-03      November-08
Payless Shoes                                 3,000      54,000.00     4,500.00        $ 18.00        August-03         July-13
The Scrapbook Palace                          3,000      57,000.00     4,750.00        $ 19.00       October-03       October-07
H&R Block                                     2,264      45,280.00     3,773.33        $ 20.00       November-03        May-07
Friedman's Jewelers                           1,727      32,813.04     2,734.42        $ 19.00       October-03       October-08
Quiznos Subs                                  1,600      30,400.00     2,533.33        $ 19.00       December-03      November-13
EB Games                                      1,500      31,500.00     2,625.00        $ 21.00      September-03     September-08
Sport Clips                                   1,440      28,800.00     2,400.00        $ 20.00      September-03       August-08
Luxury Nails                                  1,400      29,400.00     2,450.00        $ 21.00      September-03     September-08
UPS Store                                     1,400      26,600.00     2,216.67        $ 19.00        March-04         March-09
Sprinkler Room                                   56           0.00         0.00        $  0.00
Monarch Dental                                4,144      74,592.00     6,216.00        $ 18.00
Sally Beauty                                  1,500      27,000.00     2,250.00        $ 18.00
VACANT                                        1,560      28,060.00     2,340.00        $ 18.00
TOTALS                                       41,391     788,465.00

                  PLEASANT RUN TOWNE CROSSING - CEDAR HILL, TX

                                                                                                       LEASE             LEASE
                                                         ANNUAL                                     COMMENCEMENT      EXPIRATION
            TENANTS                           S.F.      BASE RENT      MONTHLY          RENT            DATE             DATE
----------------------------------------------------------------------------------------------------------------------------------
Oahman's                                     40,954     409,540.00    34,128.33        $ 10.00         May-04          April-14
Circuit City                                 32,570     455,980.00    37,998.33        $ 14.00       November-03      January-18
Bed Bath & Beyond                            22,000     220,000.00    18,333.00        $ 10.00       December-03      January-14
Michaels                                     21,390     224,595.00    18,716.25        $ 10.50       November-03      November-13
Saltgrass Steakhouse                          8,500      84,999.96     7,083.33        $ 10.00         June-04          May-24
Joes Crab Shack                               7,000      75,000.12     6,250.01        $ 10.71         June-04          May-24
The Maytag Store                              5,225      94,050.00     7,837.50        $ 18.00        April-04         April-09
Panera Bread                                  4,999     119,976.00     9,998.00        $ 24.00
JPMorgan Chase Bank                           4,700      84,999.50     7,083.29        $ 18.09       February-04      February-24
Bombay                                        4,500      81,000.00     6,750.00        $ 18.00       November-03      November-13
Half Price Books                             10,108     121,296.00    10,108.00        $ 12.00       February-04      January-14
Brooks Mays                                   6,250     112,500.00     9,375.00        $ 18.00
Matress Firm                                  6,000     132,000.00    11,000.00        $ 22.00
Vitamin Shop                                  5,000     135,000.00    11,250.00        $ 27.00
Limited Too                                   4,500      81,000.00     6,750.00        $ 18.00
Sleep Experts                                 4,500      99,000.00     8,250.00        $ 22.00
Little Gym                                    4,000      72,000.00     6,000.00        $ 18.00
Carpet Mills                                  3,000      54,000.00     4,500.00        $ 18.00
Zales                                         3,000      66,000.00     5,500.00        $ 22.00
Ritz Camera                                   2,400      55,200.00     4,600.00        $ 23.00
ASAP Mall                                     2,000      40,000.00     3,333.33        $ 20.00
Mothers Work                                  1,805      36,100.00     3,008.33        $ 20.00        April-04         March-14
H&R Block                                     1,500      25,500.00     2,125.00        $ 17.00
Luxury Nalls                                  1,200      25,200.00     2,100.00        $ 21.00
Vacant                                        7,907     158,140.00    13,178.33        $ 20.00
Vacant                                        4,050      72,900.00     6,075.00        $ 18.00
Vacant                                        2,500      55,000.00     4,583.33        $ 22.00
Vacant                                        1,547      27,848.00     2,320.50        $ 18.00
Vacant                                        1,240      24,800.00     2,066.67        $ 20.00
Vacant                                        1,200      24,000.00     2,000.00        $ 20.00

Totals                                      225,545   3,267,822.58

                    MANSFIELD TOWNE CROSSING - MANSFIELD, TX

                                                                                                       LEASE             LEASE
                                                         ANNUAL                                     COMMENCEMENT      EXPIRATION
            TENANTS                           S.F.      BASE RENT      MONTHLY          RENT            DATE             DATE
----------------------------------------------------------------------------------------------------------------------------------
Ross                                         30,187     279,229.75    23,269.15        $  9.25       October-04       January-15
Staples                                      20,388     214,074.00    17,839.50        $ 10.50        August-03        August-18
Pler 1                                       10,800     162,000.00    13,500.00        $ 15.00
Regions Bank                                  4,500      75,000.12     8,250.01        $ 16.67       February-04      January-23
AT&T Wireless                                 2,500      55,000.00     4,583.33        $ 22.00        August-03         July-06
Famous Footwear                               8,000     120,000.00    10,000.00        $ 15.00       February-04      January-14
Mansfield Urgent Care                         3,000      58,500.00     4,875.00        $ 19.00
Payless Shoes                                 3,000      54,000.00     4,500.00        $ 18.00       February-04      January-14
Zales                                         3,000      64,500.00     5,375.00        $ 21.50       December-03      December-13
Salley Beauty                                 1,600      27,200.00     2,266.67        $ 17.00
Subway                                        1,600      30,400.00     2,533.33        $ 19.00
The Cash Store                                1,600      30,400.00     2,533.33        $ 19.00       October-03      September-09
EB Games                                      1,500      31,500.00     2,625.00        $ 21.00      September-03     September-08
Robertson Pools                               1,440      27,360.00     2,280.00        $ 19.00
Sport Clips                                   1,440      30,240.00     2,520.00        $ 21.00       November-03      October-08
Bath Junkie                                   1,200          22800     1,900.00        $ 19.00
GNC                                           1,200      22,800.00     1,900.00        $ 19.00       October-03      September-09
Dr. Michael Polson                            1,060      20,140.00     1,678.33        $ 19.00
Luxury Nails                                  1.013      20,259.96     1,688.33        $ 20.00       February-04      February-09
VACANT                                        2,000      36,000.00     3,000.00        $ 18.00
VACANT                                        2,559      53,739.00     4,478.25        $ 21.00
VACANT                                        3,811      64,787.00     5,398.92        $ 17.00
VACANT                                        4,500      81,000.00     6,750.00        $ 18.00

Totals                                      111,898   1,580,929.83

                   LAKEPOINTE TOWNE CROSSING - LEWISVILLE, TX

            TENANTS                           S.F.      BASE RENT                                       DATE             DATE
----------------------------------------------------------------------------------------------------------------------------------
Sportsman's Warehouse                        45,250     543,000.00    45,250.00        $ 12.00        August-04        August-19
Circuit City                                 33,862     474,068.00    39,505.67        $ 14.00         June-04        January-19
Ross                                         30,187     294,323.25    24,526.94        $  9.75        April-03
Mattress Firm                                 6,500     162,500,00    13,541.67        $ 25.00        August-03        August-08
Hawk Electronics                              5,000     125,000.00    10,416.67        $ 25.00       November-03      October-08
Justice                                       4,500      94,500.00     7,875.00        $ 21.00
Pel Wel Asian Diner                           3,300      85,800.00     7,150.00        $ 26.00       October-03       October-13
Moe's Southwest Grill                         3,121      78,025.00     6,502.08        $ 25.00       November-03      November-13
Dr John Launius                               2,880      63,360.00     5,280.00        $ 22.00       November-03      November-10
Carter Floors and Countertops                 2,240      51,520.00     4,293.33        $ 23.00       January-04       December-08
EB Games                                      1,500      34,500.00     2,875.00        $ 23.00       October-03       October-08
Great Clips                                   1,200      28,800,00     2,400.00        $ 24.00       November-03      October-09
Vacant                                        5,324     117,128.00     9,760.67        $ 22.00
Vacant                                        4,600      92,000.00     7,666.67        $ 20.00
Vacant                                        4,300      90,300.00     7,525.00        $ 21.00
Vacant                                        4,020      80,400.00     6,700.00        $ 20.00
Vacant                                        3,886      77,720.00     6,476.67        $ 20.00
Vacant                                        3,886      77,720.00     6,476.67        $ 20.00
Vacant                                        3,867      81,207.00     6,767.25        $ 21.00
Vacant                                        3,132      62,640.00     5,220.00        $ 20.00
Vacant                                        2,977      59,540.00     4,961.67        $ 20.00
Vacant                                        2,977      59,540.00     4,961.67        $ 20.00
Vacant                                        2,977      59,540.00     4,961.67        $ 20.00
Vacant                                        2,977      59,540.00     4,961.67        $ 20.00
Vacant                                        2,845      58,900.00     4,741.67        $ 20.00
Vacant                                        2,567      51,340.00     4,278.33        $ 20.00
Vacant                                        2,267      47,607.00     3,967.25        $ 21.00
Vacant                                        1,360      29,920.00     2,493.33        $ 22.00
                                                                           0.00

TOTALS                                      193,502   3,138,438.25